UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2004

Swank, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number 1-5354

Delaware (State or other jurisdiction of incorporation or organization)	04-1886990 (IRS Employer Identification Number)

90 Park Avenue New York, NY (Address of principal executive offices)	10016 (Zip code)

(212) 867-2600
(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

	Exhibit No.	Description

	99	Press Release of the Company dated August 10, 2004.

Item 12.	Results of Operations and Financial Condition.

          On August 10, 2004, Swank, Inc. (the "Company") issued a press release announcing its financial results for its fiscal quarter ended June 30, 2004. A copy of that press release is attached to this Current Report on Form 8-K as Exhibit 99 and is incorporated by reference herein.

          The information contained in this Current Report on Form 8-K is being furnished to the Commission, shall not be considered "filed" with the Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, shall not be subject to the requirements of Item 10 of Regulation S-K, and shall not be incorporated by reference into any registration statement, proxy statement, or other report under the Securities Act of 1933, as amended, or under the Exchange Act, except as specifically set forth in such statement or report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2004	SWANK, INC.

By: /s/ Jerold R. Kassner

Jerold R. Kassner, Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release of the Company dated August 10, 2004